                  EXTENSION AGREEMENT (this "Agreement"), dated as of August 31, 1998, under the 364-DAY COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT, dated as of October 2, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among CENDANT CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Administrative Agent").


                               W I T N E S S E T H:

                  WHEREAS, the current Maturity Date under the Credit Agreement is September 30, 1998 and the Borrower has requested that the Maturity Date be extended to October 31, 1998;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  2. Extension. Each Lender which executes this Amendment (an "Extending Lender") agrees that the Maturity Date is extended from September 30 to October 31, 1998. Each Extending Lender acknowledges and agrees that each Lender which does not agree to extend the Maturity Date as provided in the preceding sentence will be paid principal, interest and other amounts owed to it under the Credit Agreement (and the Commitment of such non-extending Lender will be terminated) on September 30, 1998.

                  3. Effective Date. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Agreement.

                  4. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

                  5. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  6. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be delivered by facsimile transmission of the relevant signature pages hereof.




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                  IN WITNESS WHEREOF, the undersigned have caused this
Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                        CENDANT CORPORATION


                                        By:  /s/ Michael P. Monaco
                                         ------------------------------------
                                         Name:   Michael P. Monaco
                                         Title:  Vice Chairman and CFO


                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent and as a Lender


                                        By:      /s/ Carol Ulmer
                                           ----------------------------------
                                           Name: /s/ Carol Ulmer
                                           Title: Vice President


                                        BANK OF AMERICA NT&SA



                                        By:      /s/ Steve Aronowitz
                                           ----------------------------------
                                           Name: /s/ Steve Aronowitz
                                           Title: Managing Director

                                        BANK OF MONTREAL


                                        By:      /s/ Bruce Pietka
                                           ----------------------------------
                                           Name: /s/ Bruce Pietka
                                           Title: Director

                                        THE BANK OF NEW YORK



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



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                                        THE BANK OF NOVA SCOTIA



                                        By:      /s/ Stephen Lockhart
                                           ----------------------------------
                                           Name: /s/ Stephen Lockhart
                                           Title: Vice President


                                        BANK OF TOKYO-MITSUBISHI TRUST
                                          COMPANY



                                        By:      /s/ W.A. DiNicola
                                           ----------------------------------
                                           Name: /s/ W.A. DiNicola
                                           Title: Vice President

                                        BANQUE PARIBAS



                                        By:      /s/ Duane Helkowski
                                           ----------------------------------
                                           Name: /s/ Duane Helkowski
                                           Title: Vice President



                                        By:      /s/ David Canavan
                                           ----------------------------------
                                           Name: /s/ David Canavan
                                           Title: Director

                                        BAYERISCHE LANDESBANK
                                          GIROZENTRALE
                                          CAYMAN ISLANDS BRANCH



                                        By:      /s/ Sean O'Sullivan
                                           ----------------------------------
                                           Name: /s/ Sean O'Sullivan
                                           Title: Vice President



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                                        BAYERISCHE VEREINSBANK AG, NEW
                                          YORK BRANCH



                                        By:      /s/ Marianne Weinzinger
                                           ----------------------------------
                                           Name: /s/ Marianne Weinzinger
                                           Title: Vice President



                                        By:      /s/ Pamela Gillons
                                           ----------------------------------
                                           Name: /s/ Pamela Gillons
                                           Title:  Asst. Treasurer

                                        CANADIAN IMPERIAL
                                        BANK OF COMMERCE



                                        By:      /s/ Gerald Girardi
                                           ----------------------------------
                                           Name: /s/ Gerald Girardi
                                           Title: Executive Director

                                        COMERICA BANK



                                        By:       /s/ Kimberly Kirsten
                                           ----------------------------------
                                           Name:  /s/ Kimberly Kirsten
                                           Title: Vice President

                                        CREDIT LYONNAIS NEW YORK BRANCH



                                        By:        /s/ Rod Hurst
                                           ----------------------------------
                                           Name:   /s/ Rod Hurst
                                           Title: Vice President



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                                        CREDIT SUISSE FIRST BOSTON



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        DG BANK DEUTSCHE
                                          GENOSSENSCHAFTSBANK, CAYMAN
                                          ISLAND BRANCH



                                        By:      /s/ Stefanie Gaensslen
                                           ----------------------------------
                                           Name: /s/ Stefanie Gaensslen
                                           Title: Asst. Vice President

                                        FIRST AMERICAN NATIONAL BANK


                                        By:       /s/ Scott Bane
                                           ----------------------------------
                                           Name:  /s/ Scott Bane
                                           Title: Senior Vice President

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:








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                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:       /s/ Cory Helfand
                                           ----------------------------------
                                           Name:  /s/ Cory Helfand
                                           Title: Vice President

                                        FIRST NATIONAL BANK OF MARYLAND


                                        By:       /s/ Susan Elliott Benninghoff
                                           ----------------------------------
                                           Name:  /s/ Susan Elliott Benninghoff
                                           Title: Vice President

                                        FIRST UNION NATIONAL BANK


                                        By:       /s/ Mark Smith
                                           ----------------------------------
                                           Name:  /s/ Mark Smith
                                           Title: Senior Vice President

                                        FLEET NATIONAL BANK


                                        By:       /s/ Marlene Haddad
                                           ----------------------------------
                                           Name:  /s/ Marlene Haddad
                                           Title: Vice President

                                        THE FUJI BANK, LIMITED
                                          NEW YORK BRANCH



                                        By:        /s/ Raymond Ventura
                                           ----------------------------------
                                           Name:   /s/ Raymond Ventura
                                           Title:  Vice President & Manager

                                        THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED
                                          NEW YORK BRANCH





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                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        MELLON BANK, N.A.



                                        By:         /s/ Donald Cassidy
                                           ----------------------------------
                                           Name:    /s/ Donald Cassidy
                                           Title: First Vice President

                                        MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK


                                        By:       /s/ Christopher Kunhardt
                                           ----------------------------------
                                           Name:  /s/ Christopher Kunhardt
                                           Title:  Vice President


                                        NATIONSBANK, N.A.



                                        By:        /s/ Eileen Higgins
                                           ----------------------------------
                                           Name:   /s/ Eileen Higgins
                                           Title: Vice President

                                        THE NORTHERN TRUST COMPANY



                                        By:        /s/ Eric Strickland
                                           ----------------------------------
                                           Name:   /s/ Eric Strickland
                                           Title: Vice President









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                                        ROYAL BANK OF CANADA



                                        By:      /s/ Sheryl Greenberg
                                           ----------------------------------
                                           Name: /s/ Sheryl Greenberg
                                           Title: Senior Manager

                                        THE SAKURA BANK, LIMITED



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH



                                        By:      /s/ Kazuyoshi Ogawa
                                           ----------------------------------
                                           Name: /s/ Kazuyoshi Ogawa
                                           Title: Joint General Manager

                                        THE TOKAI BANK LIMITED NEW YORK
                                          BRANCH


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        UNITED STATES NATIONAL BANK OF
                                          OREGON



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



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                                        WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE, NEW YORK BRANCH



                                        By:        /s/ Alan Bookspan
                                           ----------------------------------
                                           Name:   /s/ Alan Bookspan
                                           Title: Vice President


                                           ----------------------------------
                                                   /s/ Walter Duffy
                                                   Associate